As filed with the Securities and Exchange Commission on December 18, 2006
1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[_]
Post-Effective Amendment No. 22	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 23	[X]

TD ASSET MANAGEMENT USA FUNDS INC.
(formerly known as TD Waterhouse Family of Funds, Inc.)
(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(212) 827-7061

George Martinez, President
TD Asset Management USA Funds Inc.
100 Summer Street, Suite 1500
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies of communications to:

Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)

[_]	On (date) pursuant to paragraph (b)

[_]	60 days after filing pursuant to paragraph (a) (1)

[_]	On (date) pursuant to paragraph (a) (1)

[_]	75 days after filing pursuant to paragraph (a) (2)

[_]	On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus December 18, 2006

TD Asset Management USA Funds Inc.

TDAM Short-Term Investment Fund TDAM Short-Term Bond Fund

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund

TABLE OF CONTENTS

RISK AND RETURN SUMMARY	4
Fund Overview	4
Investment Objectives	4
Principal Investment Strategies	4
Summary of Principal Risks	4
Who May Want to Invest	5
Past Performance	5
Expenses	5

INVESTMENTS OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	6
Short-Term Investment Fund	6
Short-Term Bond Fund	6

HOW TO BUY AND SELL SHARES	10
How to Buy Shares	10
How to Sell Shares	10
How to Exchange Between Funds	11

SHAREHOLDER INFORMATION	12
Statements and Reports to Shareholders	12
Pricing Your Shares	12
Dividends	12
Taxes	13
Frequent Purchases and Redemptions	13
Disclosure of Portfolio Holdings	14

FUND MANAGEMENT	14
Investment Manager	14
Administrator	15
Distributor	15

FINANCIAL HIGHLIGHTS	16
FOR MORE INFORMATION	Back Cover

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TD Asset Management USA Funds Inc.

RISK AND RETURN SUMMARY

Fund Overview

The TDAM Short-Term Investment Fund (the “Short-Term Investment Fund”) and the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”) (each, a “Fund”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Investment Objectives

The investment objective of each Fund is to provide a high level of income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Under normal circumstances, the Short-Term Investment Fund invests at least 80% of its assets in investment-grade debt securities. For purposes of this policy, investment-grade debt securities will include all fixed-income securities (both fixed and floating-rate securities), special purpose entities (such as asset-backed or mortgage-backed security issuers), money market securities and repurchase agreements. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of one year or less for securities which the Fund holds.

Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its assets in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations of banks and corporations. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds.

The Investment Manager will allocate each Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In selecting investments for each Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer.

In addition to the principal investment strategies discussed above, the Investment Manager may also utilize futures, credit default swaps, interest rate swaps, total return swaps and other derivative instruments to seek to enhance returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities.

Summary of Principal Risks

An investment in a Fund may be subject to some or all of the following risks:

Investment Risk – You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Interest Rate Risk – Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Fund’s fixed-income securities will decline in value because of increases in market interest rates.

Credit Risk – Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a Fund’s investment in that issuer.

Prepayment Risk – Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk – The value of a Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise.

Asset-Backed Securities Risk – Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Who May Want to Invest

The Funds may be appropriate for the following investors:

•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.
•	Investors using an asset allocation program to fulfill the short-term fixed income component.

Past Performance

Performance information for the Funds is not presented as the Funds had not commenced operations as of the date of this Prospectus.

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Short-Term Investment Fund	Short-Term Bond Fund
Shareholder Transaction Fees
(fees paid directly from your
investment)(1)	None	None
Maximum Sales Charge (Load)
Imposed on Purchases	None	None
Annual Operating Expenses
(expenses deducted from
Fund assets)
Management Fees(2)	0.20%	0.25%
Distribution (12b-1) Fees	None	None
Shareholder Servicing Fees	0.00%	0.00%
Other Expenses(2)(3)	0.98%	0.38%
Total Annual Operating
Expenses(2)	1.18%	0.63%

(1)	Certain financial institutions and broker-dealers that are not affiliates of the Investment Manager may impose service fees in connection with the sale of Fund shares, no part of which may be received by the Fund, the Investment Manager or affiliates of the Investment Manager. These fees may differ according to the type of account held by the investor.
(2)	Expense information being shown is estimated for the Funds’ fiscal year ending October 31, 2007. The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.35% for the Short-Term Investment Fund and 0.43% for the Short-Term Bond Fund (each, an “Expense Cap”). With respect to each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Fund within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Fund shall not repay any Waived Amount to the Investment Manager if such payment shall cause Fund’s total operating expenses (on an annualized basis) to exceed the Expense Cap available to such Fund at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No waived amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.
(3)	“Other Expenses” includes transfer agency fees of 0.05% for each Fund.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Short-Term Investment Fund	$120	$375
Short-Term Bond Fund	$64	$202

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Short-Term Investment Fund

Investment Objective

The Short-Term Investment Fund seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Under normal circumstances, the Short-Term Investment Fund invests at least 80% of its assets in investment-grade debt securities. For purposes of this policy, investment-grade debt securities will include all fixed-income securities (both fixed and floating-rate securities), special purpose entities (such as asset-backed or mortgage-backed security issuers), money market securities and repurchase agreements.

The Investment Manager will allocate the Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Investment Manager will not allocate more than 10% of the Fund’s assets to the securities of a single issuer. Notwithstanding such restriction, the Investment Manager may invest more than 10% of the Fund’s assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Investment Manager will not invest more than 10% of the Fund’s assets in securities rated below investment-grade by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of one year or less for securities which the Fund holds and a maximum term to maturity for any individual security of 3 years. In determining a security’s maturity for purposes of calculating the Fund’s average maturity, an estimate of the average time remaining for its principal to be repaid may be used.

The Investment Manager may invest more than 25% of the Fund’s total assets in the financial services industry.

In selecting investments for the Fund, the Investment Manager analyzes a security’s structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer.

In addition to the principal investment strategies discussed above, the Investment Manager may also utilize futures, credit default swaps, interest rate swaps, total return swaps and other derivative instruments to seek to enhance returns or to hedge against fluctuating interest rates or other other risks associated with the Fund’s investments in fixed income securities.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Short-Term Bond Fund

Investment Objective

The Short-Term Bond Fund seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its assets in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations of banks or corporations.

The Investment Manager will allocate the Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Investment Manager will not (i) allocate more than 10% of the Fund’s assets to the securities of a single issuer; (ii) invest more than 75% of the Fund’s assets in securities of corporate issuers; or (iii) invest more than 30% of its assets in securities rated BBB or lower by Standard & Poor’s, Inc. Notwithstanding such restrictions, the Investment Manager may invest more than 10% of the Fund’s assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds. In determining a security’s maturity for purposes of calculating the Fund’s average maturity, an estimate of the average time remaining for its principal to be repaid may be used.

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In selecting investments for the Fund, the Investment Manager will analyze a security’s structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer.

In managing the Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. The Investment Manager will also seek to minimize deviations from the average duration of the Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

In addition to the principal investment strategies discussed above, the Investment Manager may also utilize futures, credit default swaps, interest rate swaps, total return swaps and other derivative instruments to seek to enhance returns or to hedge against fluctuating interest rates or other other risks associated with the Fund’s investments in fixed income securities.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Principal Security Types

Fixed-income securities (or debt obligations) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Fixed-income securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that the Investment Manager believes have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are debt obligations with a term to maturity of less than one year issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

Asset-backed securities are securities backed by pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Mortgage-backed securities are generally pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers.

Foreign securities include non-U.S. dollar-denominated securities, Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Principal Risks

An investment in a Fund is subject to the following risks:

Investment Risk – You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Interest Rate Risk – Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Fund’s fixed-income securities will decline in value because of increases in market interest rates. The Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value.

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Credit Risk – Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a Fund’s investment in that issuer. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Not all of the U.S. government and agency securities in which the Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Prepayment Risk – Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Mortgage-Backed Securities Risk – The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. government agencies or instrumentalities (“Agencies”), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Asset-Backed Securities Risk – Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Repurchase Agreements Risk – Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Foreign Securities Risk – Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts.

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Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened.

Finally, foreign securities investments are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country’s currency, an investment in that country loses value because its currency is worth fewer U.S. dollars.

Derivatives Risk – To the extent a Fund invests in derivatives, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Investment Manager’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or a market. In addition, because these instruments tend to magnify changes in an index or market, downward price changes in a security may result in a loss greater than a Fund’s investment in the security.

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums. For shareholders wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Fund Business Days. The Funds are open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day which the Bond Market Association (the “BMA”) recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail it, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application included with this prospectus. Please include the name of the Fund in which you intend to invest, make a check payable to the TDAM Short-Term Investment Fund or the TDAM Short-Term Bond Fund, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Once your transaction has been placed with the Fund, please instruct your bank to wire the investment amount to:

Huntington Bank
ABA Number: 044000024
Account Number: 01892420868
Reference: Fund Name and Your Account Number

Please note that your bank may charge a wire fee.

Customers of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent. In addition, Financial Intermediaries may charge their customers a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to customers of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s customers directly to the Financial Intermediary, which in turn will provide its customers with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customer.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

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The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Short-Term Investment Fund or TDAM Short-Term Bond Fund and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Fund’s per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Transfer Agent within 15 days previous to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, the Fund may hold your redemption proceeds until the check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Customers of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Between Funds

Shares of each Fund may be exchanged for shares of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) to be exchanged;
4.	The dollar value of the amount to be exchanged;
5.	The signatures of all account owners exactly as they are registered on the account;

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Customers of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Fund under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of a Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time), on each Fund Business day.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with fair value procedures approved by the Board of Directors (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent a Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund’s share value may change on days when stockholders will not be able to purchase or redeem such Fund’s shares. In addition, trading in some of a Fund’s portfolio securities may not occur on days when the Fund is open for business.

Each Fund’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by that Fund in the manner described under “How to Buy and Sell Shares.”

Dividends

On each day that the NAV of a Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern time). Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

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Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2010), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, the corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

Short-Term Bond Fund. All or some of the dividends received from the Short-Term Bond Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

The Funds may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and designated as such would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds intend to make such designations.

In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are designed for short-term investing and frequent purchases and redemptions of the Funds’ shares generally are not expected to harm other shareholders of the Funds, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions. However, frequent purchases and redemptions of a Fund’s shares may result in additional costs for the Fund.

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Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ respective portfolio securities is available (i) in the Company’s SAI and (ii) on the TD Asset Management USA Inc. website at www.tdamusa.com. Each Fund’s complete portfolio holdings will be published on the website (www.tdamusa.com) as of the end of each month, subject to a 30 day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Fund’s month-end top ten holdings, also with a 30 day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The information will be available on the website at www.tdamusa.com.

FUND MANAGEMENT

Investment Manager

TD Asset Management USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Funds’ investment manager. The Investment Manager makes decisions with respect to and places orders for each Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

The Short-Term Investment Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services at the annual rate of 0.20% of its average daily net assets. The Short-Term Bond Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services at the annual rate of 0.25% of its average daily net assets. The Investment Manager from time to time may assume certain expenses of the Funds (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.

The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.35% for the Short-Term Investment Fund and 0.43% for the Short-Term Bond Fund (each, an “Expense Cap”). With respect to each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver shall be repaid to the Investment Manager by the respective Fund within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Fund shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Fund’s total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Fund at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No waived amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such waived amount was waived or reimbursed. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

The Board of Directors approved the investment advisory contract of the Funds for an initial period of two years. The Board of Directors is scheduled to consider the investment advisory contract again in March 2008.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2006 had total assets under management of approximately $17.3 billion.

Portfolio Managers

The name, title, length of service and business experience during the past 5 years, of the person or persons who are primarily responsible for the day to day management of the Funds appears in the table below.

Portfolio Manager	Title	Length of Service and Business Experience During Last 5 Years
Peter Lyons	Portfolio Manager	Since March 1996, Vice President of Portfolio Management at TDAM

Michael McFadden	Portfolio Manager	Since December 1995, Vice President of Portfolio Management at TDAM

Additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of shares of the Funds is available in the Funds’ SAI.

14

Administrator

As administrator, TDAM provides certain administrative services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Funds. TDAM pays FDI’s fees for providing these services.

Distributor

FDI acts as distributor of the Funds’ shares.

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FINANCIAL HIGHLIGHTS

Financial highlights information for each Fund are not yet available because the Funds have not yet commenced operations.

16

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17

FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or calling 866-416-4031:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300

Phone: 866.416.4031
Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund

31 West 52nd Street
New York, New York 10019
1-800-416-4031

STATEMENT OF ADDITIONAL INFORMATION
December 18, 2006

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated December 18, 2006 (the “Prospectus”) for the TDAM Short-Term Investment Fund and the TDAM Short-Term Bond Fund, each a series (each a “Fund”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Financial statements and financial highlights are not yet available for the Funds because the Funds have not yet commenced operations.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call 1-800-416-4031, or visit the following website: http://www.tdamusa.com.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

DISCLOSURE OF PORTFOLIO HOLDINGS	22

PORTFOLIO TRANSACTIONS	23

MANAGEMENT OF THE COMPANY	24

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	28

DIVIDENDS AND TAXES	40

SHARE PRICE CALCULATION	45

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	45

SHAREHOLDER INFORMATION	46

ANNEX A -- RATINGS OF INVESTMENTS	48

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM SHORT-TERM INVESTMENT FUND
TDAM SHORT-TERM BOND FUND

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple series. This SAI pertains to the TDAM Short-Term Investment Fund (the “Short-Term Investment Fund”) and the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”).

Each of the Funds is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Funds is TD Asset Management USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. Except as otherwise indicated, however, each Fund’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Fund means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Fund present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Fund.

The following policies and restrictions supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commidity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset-Backed Securities

Each Fund may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Fund will not borrow money except as permitted by (i) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Investment Company Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Cash Management

A Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Commercial Paper and Short-Term Corporate Debt Instruments

Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Investment Manager monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures).

Dollar-Weighted Average Maturity

Dollar-weighted average maturity of a portfolio of debt securities is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal repayments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Foreign Securities

The securities of foreign issuers in which the Funds may invest include non-U.S. dollar-denominated securities, Eurodollar securities, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Obligations of Foreign Governments and Corporations. The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which a Fund may invest.

To the extent that such investments are consistent with its investment objective, a Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Funds will lose money. These risks are heightened for investments in developing countries. In particular, the Funds are subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Funds generally hold the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign bond markets have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because certain Funds normally will be invested in both U.S. and foreign securities markets, changes in those Funds’ share prices may have low correlations with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

Foreign Currency Exchange Transactions. The Funds may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk -- the risk of loss due to a decline in the value of the hedged currencies -- at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Funds generally will not enter into forward foreign currency contracts in an attempt to reduce currency risk.

While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts and Options on Futures Contracts

In General. Each Fund may enter into futures contracts and options on futures contracts for any number of reasons as indicated in the Prospectus, including as a means of enhancing returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. A Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or on the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund’s securities which are the subject of the transactions.

Risks Associated With Futures and Related Options. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Each Fund’s success in using futures and options for hedging depends, among other things, on the Investment Manager’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Government Securities

Each Fund may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime

Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Illiquid Securities

Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Company’s Board of Directors has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Manager will monitor such restricted securities. Among the factors the Investment Manager may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in each Fund’s portfolio and reports periodically on such decisions to the Board.

Investment Company Securities

Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate.

In addition, each Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment-Grade Debt Securities

Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a higher susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Investment Manager to be of comparable quality.

Letters of Credit

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which each Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Investment Manager, are of comparable quality to issuers of other permitted investments of a Fund may be used for letter of credit-backed investments.

Low-Rated Debt Securities

Securities rated lower than Baa by Moody’s or BBB by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See “Annex A - Ratings of Investments” for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

It is anticipated that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may make investments in those new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities

Each Fund may invest in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Fund.

Options

In General. Each Fund may purchase or write certain types of options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for over-the-counter (“OTC”) transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income.

A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Manager will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Each Fund’s success in using options techniques depends, among other things, on the Investment Manager’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and pursuant to an agreement that requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

All repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund’s custodian (or a sub-custodian) has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Investment Manager monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Fund may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Section 4(2) Paper

Each Fund may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 15% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Fund’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Fund may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Stripped Securities

Each Fund may purchase stripped securities. Stripped securities are the separate income or principal components of a fixed income security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Swaps

Each Fund may enter into interest-rate swaps, index swaps and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. Total return swaps involve the exchange of obligations to pay an amount equal to the total return on securities, indices or other referenced assets. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Fund’s obligations over its entitlements with respect to each swap) accrued on a daily basis. The Fund will segregate cash or other liquid securities with respect to its total obligations under any swaps that are not entered into on a net basis. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Temporary Defensive Position

When market or business conditions warrant, each Fund may invest without limit in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Tender Option Bonds

Each Fund may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Fund, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit changes (increases or decreases) in the amount of interest received on the debt instruments.

A Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund may invest in obligations that are not so rated if the Investment Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. To the extent a demand obligation does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

When-Issued and Delayed Delivery Basis Securities

Each Fund may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Fund will segregate appropriate liquid assets to cover its purchase obligations. A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Fund. Each Fund (unless otherwise noted) may not:

(1) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.

(2) issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(4) engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(5) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities), except that the Short-Term Investment Fund will invest more than 25% of its total assets in the financial services industry;

(6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein;

(7) buy or sell commodities or commodity (futures) contracts, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time;

(8) lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Fund (unless noted otherwise) does not currently intend to:

(1) make short sales of securities or purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or

(2) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”).

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Fund’s complete portfolio holdings will be published on the TDAM website (www.tdamusa.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Fund’s month-end top ten holdings, again with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon the Investment Manager’s ability to time and execute such transactions.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks “best execution”. Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Funds. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively, “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment

Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Fund.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director††

Independent Directors

RICHARD W. DALRYMPLE c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 63	Director	Since 12/12/95	Chairman of CheckSpring Community Corporation since 2004; Chief Executive Officer of American Red Cross (Nassau County Chapter) from 2003 through 2004; Chief Operating Officer of National Center for Disability Services in 2002; President of Teamwork Management, Inc. from 1996 through 2001; Director of The Council of Independent Colleges since 2000; Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993; and Director of Dime Bancorp, Inc. from 1990 to 2002.	None.

PETER B.M. EBY c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 68	Director	Since 6/6/02	Retired.	Director of Leon’s Furniture Limited since May 1977; Director of Sixty-Split Corp. since March 2001; Director of George Weston Limited since May 2000; Director of Rsplit II Corp. since May 2004.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director††

LAWRENCE J. TOAL c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 69	Director	Since 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	None.

Interested Director

GEORGE F. STAUDTER††† c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 75	Chairman and Director	Since 12/12/95	Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients, since 1989.	None.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors

DAVID A. HARTMAN c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 60	Vice President and Assistant Treasurer	Since 12/12/05	Since January 2006, Managing Director, and from October 1995 to December 2005, Chief Investment Officer and Senior Vice President of the Investment Manager.

GEORGE O. MARTINEZ c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02109 Age: 47	President and Chief Executive Officer	Since 6/5/02	Since August 2002, Senior Vice President - Client Services of BISYS Fund Services; from June 2001 to September 2003, Chief Executive Officer and President of FundWatchDog Service LLC; from June 2000 to June 2001, Senior Vice President and Senior Managing Counsel of State Street Corporation of Boston.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

RICHARD H. NEIMAN c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 56	Chief Legal Officer	Since 6/10/03	Since August 1995, General Counsel, Director and Secretary of the Investment Manager; since January 2006, Chairman, President and Chief Executive Officer of TD Bank USA, N.A.; from July 1994 through January 2006, Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group and its subsidiaries.

CHRISTOPHER SALFI c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Treasurer and Chief Financial Officer	Since 3/6/03	Since June 2003, Senior Director of Administration of SEI Investments; from January 1998 through June 2003, Fund Accounting Director of SEI Investments.

KERRY REILLY c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 41	Secretary	Since 9/18/06	Since January 2006, employee of BISYS Fund Services; from June 2004 through May 2005, employee of CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

MICHELE R. TEICHNER c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 47	Chief Compliance Officer, Vice President and Assistant Secretary	Since 6/11/04 and 11/2/99	Since January 2006, Managing Director, and since June 2004, Chief Compliance Officer, of the Investment Manager; Senior Vice President of TD Waterhouse Asset Management, Inc. from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

†	The table shows the time period for which each individual has served as Director and/or Officer. There is no set term of office for Directors and Officers.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2006.
†††	Mr. Staudter is considered an “interested person” of the Company because he owns shares of Toronto-Dominion Bank stock.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2006.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2006.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended October 31, 2006.

Ownership of Shares By Directors

The dollar range of the shares in each Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of October 31, 2006 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Richard W. Dalrymple	$0	$0
Peter B. M. Eby	$0	$0
Lawrence J. Toal	$0	$0
Interested Director
George F. Staudter	$0	over $100,000

On October 31, 2006, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of October 31, 2006.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Richard W. Dalrymple	N/A	N/A	N/A	$0	N/A
Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Funds Distributor, Inc. (“FDI”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $24,000, payable quarterly, (ii)

a meeting fee of $3,500 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, and (iv) for committee meetings taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $3,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex(1) paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2006, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members(1)
Independent Directors
Richard W. Dalrymple	$30,750	$0	$0	$39,000
Peter B. M. Eby	$30,750	$0	$0	$39,000
Lawrence J. Toal	$36,000	$0	$0	$36,000
Interested Director
George F. Staudter (2)	$0	$0	$0	$0

(1)	During the fiscal year ended October 31, 2006, the “Fund Complex” included the Company and TD Waterhouse Plus Funds, Inc. (“TD Plus”), until February 24, 2006, when TD Plus dissolved. Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Mr. Staudter is an Interested Director who is paid by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TD Asset Management USA Inc., a Delaware corporation, is the Investment Manager of each Fund. Pursuant to the Investment Management Agreement with the Company on behalf of each Fund, the Investment Manager manages each Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2006, the TD Bank Financial Group had over $350 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2006, had total assets under management of approximately $17.3 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Fund, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of

Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Fund.

The Board of Directors approved the Investment Management Agreement for an initial period of two years. The Board of Directors is scheduled to consider the approval of the continuation of the Investment Management Agreement in March, 2008. The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors approval of the Investment Management Agreement will be available in the Funds’ semi-annual shareholder report for the fiscal period ending April 30, 2007.

For the investment management services furnished to the each Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.20%, with respect to the Short-Term Investment Fund, and 0.25%, with respect to the Short-Term Bond Fund.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Fund’s operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Fund’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

Portfolio Managers

The Prospectus contains information about the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). The sections below contain certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. All information set forth below is as of September 18, 2006.

Other Accounts Managed, Portfolio Manager Compensation Structure, Fund Ownership, and Potential Conflicts of Interest

Management of Other Accounts. As of September 18, 2006, the portfolio manager of each Fund was also primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance. Mr. Lyons and Mr. McFadden are employees of the Investment Manager.

The following table provides information relating to other accounts managed by Mr. Lyons:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	2	0	1
Number of Accounts Managed with
Performance-Based Fees	0	0	0
Assets Managed	$11,551,802,720	0	$1,870,711,324
Assets Managed with Performance-Based Fees	0	0	0

The following table provides information relating to other accounts managed by Mr. McFadden:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with
Performance-Based Fees	0	0	0
Assets Managed	$1,197,514,367	0	0
Assets Managed with Performance-Based Fees	0	0	0

Portfolio Manager Compensation Structure

As a member of TD Bank Financial Group (“TDBFG”), the Investment Manager has the following major components in its compensation program for the portfolio managers of the Funds:

1 - Base Salary
2 - Annual Incentive Program
3 - Long Term Incentive Plan
4 - Profit Sharing Plan

TDBFG (including the Investment Manager) maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each portfolio manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBFG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of the Investment Manager, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year. Key factors affecting compensation under the Annual Incentive Program are the Investment Manager’s contribution to profit, the investment management affiliate’s contribution to profit, individual performance, teamwork and total compensation relative to the market.

Participation in the Investment Manager’s Profit Sharing Plan enables employees to share in the profits of the Investment Manager, capped at a certain percentage.

Fund Ownership of Portfolio Managers. None of the portfolio managers listed above beneficially own shares of the Fund or Funds they manage.

Potential Conflicts of Interest. Since the Funds and the other accounts managed by each portfolio manager may have similar investment strategies, in theory it is possible that the portfolio manager could favor one or more of the other accounts over the Fund(s). However, the Investment Manager has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.

Administration

Pursuant to an Administration Agreement with the Company, TD Asset Management USA Inc. (the “Administrator”), as administrator to the Funds, provides administrative services to each of the Funds.

Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation.

The Administrator has entered into a Subadministration Agreement with FDI, pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, the Administrator pays FDI’s fees for providing such services. In addition, the Administrator may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is FDI, 100 Summer Street, Suite 1500, Boston, MA 02110. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of a majority of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Shareholder Servicing

The Company or the Investment Manager may enter into agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company (“Servicing Agents”), to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The Investment Manager has entered into a Services Agreement with TD Banknorth, N.A. (“Banknorth”), pursuant to which Banknorth has agreed to provide certain recordkeeping and other shareholder services for its clients who hold shares of the Funds. Banknorth receives a fee from the Investment Manager for providing these services.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company or the Investment Manager in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Transfer Agent and Custodian

BISYS Fund Services Ohio, Inc. (“BISYS” or the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH, 43219, an affiliate of FDI, serves as transfer for each Fund. For the services provided under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.05% of the average daily net assets of each Fund.

The Transfer Agent is permitted with prior written consent of the Company or a Fund, to delegate some or all of its obligations with respect to all or any portion of such Fund’s shareholders to one or more third parties that, after reasonable inquiry, BISYS deems to be competent to assume such obligation, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Fund pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Fund (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Fund (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services to vote proxies in accordance with the Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized green mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors. -

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed

Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution - whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, the Investment Manager opposes shareholder proposals which seek to alter responsibility of directors to supervise management and provide a wide range of discretionary considerations which directors must take into account in evaluating a business proposal, e.g., place priority to suppliers, employees, community etc., above shareholders.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Ethical Related Shareholder Proposals	While the Investment Manager generally recommends opposing shareholder proposals which seek to alter or constrict directors and management’s responsibility to manage the business, or seek to impose discretionary considerations which directors must take into account in evaluating business proposals, on occasion, shareholder proposals are brought which relate to uniquely important issues of social responsibility. The Investment Manager is of the view that the management of a corporation is best suited to consider these issues and to assess any contingent risks or liabilities to the company. However, where there are extenuating circumstances, the proxy voting committee may also consider taking an affirmative voting position on such proposals.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of Institutional Shareholder Services (“ISS”) to vote proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Funds, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

Codes of Ethics

Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the NAV of a Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern time) and paid monthly. Shareholders begin earning dividends on the day that their order and payment are received by the Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Fund are accrued each day.

Because each Fund’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Fund will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Funds will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Capital Gain Distributions

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Company’s Board of Directors. Short-term capital gain distributions by a Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate of 15% for taxable years beginning on or before December 31, 2010. Any realized capital loss to the extent not offset by realized capital gain will be carried forward for up to eight more years.

Tax Status of the Funds

Each Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Fund intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by either Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Other Tax Information

Each of the Funds may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Fund to dispose of other assets in order to satisfy such distribution requirements.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,”including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Certain types of income received by a Portofolio from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause such Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Fund is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and designated as such by the Fund would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of a Fund’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Company for each Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. Each Fund values its securities using various methods depending on the primary market or exchange on which the securities trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities’ most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent a Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

As necessary, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Funds believe that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Fund’s shares.

Because certain of the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds’ share value may change on days when shareholders will not be able to purchase or redeem those Funds’ shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Fund are sold on a continuous basis by the Distributor.

For shareholders wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum balance requirement of $10,000,000 per shareholder across the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund. The minimum account balance and initial purchase requirement may be less if you purchase shares through a financial intermediary. Minimum requirements may be imposed or changed at any time. Due to the cost of maintaining smaller accounts, the Funds reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Fund issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Fund will have the exclusive right to vote on matters affecting only the rights of the holders of that Fund. For example, shareholders of a Fund will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Fund. Shareholders of the Funds of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Funds: 3 billion shares of the Short-Term Investment Fund; and 5 billion shares of the Short-Term Bond Fund. Each share of a

Fund is entitled to participate pro rata in the dividends and distributions from that Fund.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

On October 31, 2006, no person owned beneficially or of record 5% or more of the outstanding shares of any Fund.

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S AND MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

FITCH COMMERCIAL PAPER RATINGS

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

MIG-1 AND MIG-2 MUNICIPAL NOTES

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

FITCH BOND RATINGS

AAA. Highest credit quality. `AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 23. Exhibits.

(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)

	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

	(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note N)

	(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note N)

	(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (See Note P)

	(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (See Note P)

	(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (filed herewith.)

(b)		By-Laws, as amended to date (filed herewith.)

(c)		Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)

(d)	(1)

Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

(2)

Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)

	(3)	Amendment to Investment Management Agreement, reflecting name changes, dated June 1, 2005 (see Note O)

	(4)	Amendment to Investment Management Agreement, reflecting fee reduction (see Note O)

(5)

Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated September 18, 2006 (filed herewith.)

(e)	(1)

Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

C-1

	(2)	Amendment to Distribution Agreement dated December 12, 2005 (see Note O)

	(3)	Amended Exhibit A to Distribution Agreement dated September 18, 2006 (filed herewith.)

	(4)	Form of Selling Group Member Agreement (filed herewith.)

	(5)	Form of Dealer Agreement (see Note P)

(f)		Inapplicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

	(2)	Amendment to Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

(3)

Amendment to Custody Agreement between Registrant and The Bank of New York, relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

	(4)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

	(5)	Amended Appendix B to the Custody Agreement dated September 18, 2006 (filed herewith.)

	(6)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

	(7)	Amendment to Amended and Restated Foreign Custody Manager Agreement dated September 18, 2006 (filed herewith.)

(h)	(1)

Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated September 8, 1999 (see Note G)

(2)

Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

(3)

Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investors Services Corp., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated December 9, 2004 (see Note M)

	(4)	Amendment to Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., relating to a change in fees (see Note O)

	(5)	Form of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM

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Institutional Money Market Fund and TDAM Institutional U.S. Government Fund (filed herewith.)

	(6)	Form of Shareholder Servicing Plan (See Note A)

	(7)	Form of Shareholder Services Agreement (See Note A)

	(8)	Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor Services, Inc.) dated October 15, 1996 (see Note C)

	(9)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7, 2001 (see Note J)

	(10)	Amended Form of Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers (see Note M)

	(11)	Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers dated January 24, 2006, (See Note O)

	(12)	Administration Agreement between Registrant and TD Asset Management USA Inc. dated June 1, 2005 (see Note O)

	(13)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Inc., reflecting elimination of fees (see Note O)

	(14)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Funds Inc. dated September 18, 2006 (filed herewith.)

	(15)	Sub-Administration Agreement between the Administrator and Funds Distributor, Inc. dated April 11, 2001 (see Note J)

	(16)	Assignment of Sub-Administration Agreement dated June 1, 2005 (see Note O)

	(17)	Amended Schedule A to the Sub-Administration Agreement between TD Asset Management USA Inc. and Fund Distributor, Inc. dated September 18, 2006 (filed herewith.)

	(18)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

	(19)	Amendment to State Registration Services Agreement dated September 18, 2006 (filed herewith.)

	(20)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note I)

	(21)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note O)

	(22)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note O)

	(23)	Amended Schedule A to Accounting Services Agreement dated September 18, 2006 (filed herewith.)

(i)		Opinion and Consent of Venable LLP as to legality of the securities being registered (see Note P)

(j)		Consent of Willkie Farr & Gallagher LLP (filed herewith)

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(k)		Inapplicable

(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)

(2)

Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note J)

(m)		Registrant’s Distribution Plan (see Note N)

(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated September 18, 2006 (filed herewith.)

(o)		Reserved

(p)	(1)	Code of Ethics of Registrant approved December 11, 2006 (filed herewith.)

	(2)	Code of Ethics of the Investment Manager dated June 2005 (see Note O)

	(3)	Amended Code of Ethics of Investment Manager dated June 2005, revised as of July 28, 2005 (see Note O)

	(4)	Amended Code of Ethics of the Investment Manager dated November 1, 2006 (filed herewith.)

	(5)	Code of Ethics of BISYS Fund Services and Affiliates, including the Distributor as of January 1, 2006 (filed herewith.)

	(6)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (see Note M)

Other Exhibits:

Power of Attorney for George F. Staudter, Richard Dalrymple and Lawrence Toal dated June 12, 1996 (see Note C)

Power of Attorney for Peter B.M. Eby dated September 19, 2002 (see Note K)

Delegation Agreement for Retail Funds dated September 19, 2002 (see Note L)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

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Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2002, and incorporated herein by reference.

Note L:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Note M:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.

Note N:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.

Note O:	Filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 22, 2006, and incorporated herein by reference.

Note P:	Filed as an exhibit to Registrant's Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on October 4, 2006, and incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

        Not applicable.

Item 25. Indemnification.

        Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

        The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

        The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further

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provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

        Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

        The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

        Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

        Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the

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opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

        The following persons are the directors and officers of the Investment Manager:

        KELVIN TRAN*, Treasurer, Chief Financial Officer and Director of the Investment Manager since May 2006; Managing Director and Chief Financial Officer of TD Bank Financial Group since 1999.

        DAVID A. HARTMAN*, Managing Director of the Investment Manager since January 2006; and Senior Vice President and Chief Investment Officer of the Investment Manager from October 1995 to December 2005.

        ROBERT F. MACLELLAN*, Director of the Investment Manager or its predecessor since November 2000; Chairman of the Investment Manager or its predecessor since 1999; Chief Executive Officer of TD Investment Management Inc. from July 1999 - May 2005; and Chairman, Chief Executive Officer and Director of the Investment Manager’s predecessor since 1995. Mr. MacLellan served as President and Chief Executive Officer (2001-2003) and Officer (2003-2003) of TD Investment Services Inc. and as Chairman and Chief Executive Officer (2002-2002) and Officer (2002-2003) of TD Waterhouse Canada Inc.

        RICHARD H. NEIMAN*, Director, General Counsel and Secretary of the Investment Manager since August 1995; and Executive Vice President of the Investment Manager from August 1995 - May 2005. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since November 2001. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc. and National Investor Services Corp.; and President, Chairman and Chief Executive Officer of TD Bank USA, N.A.

        BARBARA F. PALK*, President (since 2002) and Director (since 2000) of the Investment Manager or its predecessor; President of TD Asset Management Inc. since 2002; and Senior Vice President of The Toronto-Dominion Bank since 1997.

        MICHELE R. TEICHNER*, Managing Director of the Investment Manager since January 2006; Chief Compliance Officer of the Investment Manager since June 2004; and Chief Compliance Officer of the Registrant since June 2004. Ms. Teichner has served as Senior Vice President of the TD Waterhouse Asset Management, Inc. from August 1996 to December 2005.

*	Address: 31 West 52nd Street, 21st Floor, New York, NY 10019

Item 27. Principal Underwriters.

(a)	Funds Distributor, Inc. (“FDI” or the “Distributor”) acts as principal underwriter for the following investment companies:

GMO Trust Merrimac Series Munder Series Trust II Munder Series Trust TD Asset Management USA Funds Inc.

        FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI has its main address at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	Information about Directors and Officers of FDI is as follows:

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Name and Principal Business Address*	Positions and Offices with Distributor	Positions and Offices with Registrant

Brian K. Bey	President and Director	None
Elliott Dobin	Secretary	None
James E. (Ed) Pike	Treasurer and Operations Principal	None
Andrew H. Byer	Chief Compliance Officer	None
Wayne A. Rose	Assistant Chief Compliance Officer	None

Item 28. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TD Asset Management USA Inc., 31 West 52nd Street, 21st Floor, New York, New York 10019, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH, 43219; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund’s Distributor and Sub-Administrator, Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 29. Management Services.

        Not applicable.

Item 30. Undertakings.

        Not applicable.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of December, 2006.

TD Asset Management USA Funds Inc.
Registrant

By:	/s/ George O. Martinez
George O. Martinez President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ George O. Martinez	President and	December 15, 2006
George O. Martinez	Chief Executive Officer

/s/ Christopher Salfi	Treasurer and	December 15, 2006
Christopher Salfi	Chief Financial Officer

Chairman of the Board
George F. Staudter*	and Director	December 15, 2006

Richard W. Dalrymple*	Director	December 15, 2006

Peter B.M. Eby*	Director	December 15, 2006

Lawrence J. Toal*	Director	December 15, 2006

*By	/s/ Richard H. Neiman
Richard H. Neiman Attorney-in-Fact pursuant to a power of attorney

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Exhibit Index

Exhibit		Document
(a)	(12)	Articles of Amendment to Articles of Incorporation

(b)		By-Laws, as amended to date

(d)	(5)	Amendment to Investment Management Agreement

(e)	(3)	Amended Exhibit A to Distribution Agreement

(e)	(4)	Form of Selling Group Member Agreement

(g)	(5)	Amended Appendix B to Custody Agreement

(g)	(7)	Amendment to Amended and Restated Foreign Custody Manager Agreement

(h)	(5)	Form of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc.

(h)	(14)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Funds Inc.

(h)	(17)	Amended Schedule A to the Sub-Administration Agreement between TD Asset Management USA Inc. and Fund Distributor, Inc.

(h)	(19)	Amendment to State Registration Services Agreement

(h)	(23)	Amended Schedule A to Accounting Services Agreement

(j)		Consent of Willkie Farr & Gallagher LLP

(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant

(p)	(1)	Code of Ethics of Registrant approved December 11, 2006

(p)	(4)	Amended Code of Ethics of the Investment Manager

(p)	(5)	Code of Ethics of BISYS Fund Services and Affiliates, including the Distributor, as of January 1, 2006